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
NUMBER                                                                       SHARES
CS 7350

COMMON STOCK                            CULP, INC.                            CUSIP 230215 10 5
                 INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA   SEE REVERSE FOR CERTAIN DEFINITIONS
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THIS CERTIFIES that

                                SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF THE PAR VALUE OF $.05 PER SHARE OF
                               CULP, INC.

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

   This Certificate is not valid unless countersigned by the transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                CULP, INC. CORPORATE SEAL NORTH CAROLINA

Dated:
   Sharyn M. Andrews                        RJ Culp II    Authorized Signature
           Secretary                         President

                               CULP, INC.

   KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
   TEN COM   --as tenants in common             UNIF GIFT MIN ACT--  ..........Custodian..........
   TEN ENT   --as tenants by the entireties                           (Cust)             (Minor)
   JT TEN    --as joint tenants with right of                        under Uniform Gifts to Minors
               survivorship and not as tenants                       Act..........................
               in common                                                        (State)
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Additional abbreviations may also be used though not in the above list.

   For value received,            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OR ASSIGNEE

                                        Shares of the Common Stock represented
by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,

          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                              ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.